Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
March, 1999

Scheduled Maturity                                      6/15/99


Coupon                                                  5.1875%


Excess Protection Level
   3 Month Average  10.15%
     March, 1999  11.01%
     February, 1999  10.34%
     January, 1999  9.09%



Cash Yield                                              25.00%


Investor Charge Offs                                    6.63%


Base Rate                                               7.36%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       56.80%


Total Payment Rate                                      11.17%


Total Principal Balance                                $3,008,947,537.17


Investor Participation Amount                          $250,000,000.03


Seller Participation Amount                            $1,708,947,537.1